UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 30, 2026

Date of Report (Date of earliest event reported)

SINO GREEN LAND CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 3 & 5, Jalan Hi Tech 7/7, Kawasan Perindustrian Hi Tech 7,

43500 Semenyih, Selangor, Malaysia

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: +603 8727 8732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	SGLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2026, Sino Green Land Corporation (the “Company”) entered into a Debt-to-Equity Conversion Agreement (the “Conversion Agreement”) with Luo Xiong and Wo Kuk Ching (together, the “L&W Creditors”), Empower International Trading Sdn. Bhd. (the “Empower Creditor”) and Xu Liming (collectively with the L&W Creditors and the Empower Creditor, the “Creditors”). The L&W Creditors and the Empower Creditor are controlling persons of the Company or entities controlled by controlling persons of the Company.

Pursuant to the Conversion Agreement, unsecured, non-interest-bearing demand loans owed by the Company to the Creditors in the aggregate principal amount of US$2,400,528 (the “Loans”) were converted in full into an aggregate of 4,801,056 shares of the Company’s common stock, par value US$0.001 per share, at a fixed conversion price of US$0.50 per share, as follows: 2,795,340 shares to the L&W Creditors (US$1,397,670), 1,751,716 shares to the Empower Creditor (US$875,858) and 254,000 shares to Xu Liming (US$127,000). Upon closing on September 30, 2026, the Loans were cancelled and extinguished in full, and each Creditor released the Company from all claims relating to its Loan.

The foregoing description of the Conversion Agreement is not complete and is subject to, and qualified in its entirety by reference to, the Conversion Agreement attached as Exhibit 10.1 hereto, which is incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.02.

The shares of common stock were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D or Regulation S promulgated thereunder, for transactions not involving any public offering. The securities are subject to transfer restrictions and bear an appropriate restrictive legend.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Debt-to-Equity Conversion Agreement, dated as of September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026

SINO GREEN LAND CORPORATION

By:	/s/ Teresa Wo
Name:	Teresa Wo
Title:	Chief Executive Officer